LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 9, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED MARCH 1, 2013, OF

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST

Effective May 15, 2013, the section titled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Value Trust” in the fund’s Statement of Additional Information (“SAI”) is deleted and replaced with the following information:

Portfolio Managers

Value Trust. Sam Peters serves as portfolio manager and Jean Yu serves as assistant portfolio manager to Value Trust. The tables below provide information regarding other accounts for which Mr. Peters and Ms. Yu have day-to-day management responsibility. Mr. Peters became portfolio manager to the fund in November 2010 and Ms. Yu became assistant portfolio manager to the fund in May 2013.

Sam Peters

As of April 30, 2013:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	2	891,573,909	0	0
Other pooled investment vehicles	4	392,204,408	0	0
Other accounts	7	1,439,841,534	0	0

As of May 15, 2013, Mr. Peters beneficially owned shares of Value Trust with a value in excess of $1,000,000.

Mr. Peters is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of equally important factors, including the annual performance of the portfolio manager’s accounts relative to the benchmark, the portfolio manager’s performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager’s contribution to the adviser’s research process, the profitability of the investment manager and the portfolio manager’s contribution to profitability, and trends in industry compensation levels and practices.

Mr. Peters also receives a comprehensive benefits package that includes, among other things, health coverage, an Employee Stock Purchase Plan, and a 401(k) retirement plan with a corporate match and profit sharing contributions. Mr. Peters may also be eligible to receive stock options and restricted stock from Legg Mason, Inc., the parent company of the adviser, based upon an assessment of his contribution to the success of the company.

Jean Yu

As of April 30, 2013:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

As of May 15, 2013, Ms. Yu beneficially owned shares of Value Trust with a value $100,001-$500,000.

Ms. Yu is paid a fixed salary and a bonus. Bonus compensation is reviewed annually and is tied to the value the assistant portfolio manager added to the adviser’s investment process, the quality and timeliness of her analysis work, and the overall results of the adviser. Ms. Yu also receives a comprehensive benefits package that includes, among other things, health coverage, an Employee Stock Purchase Plan, and a 401(k) retirement plan with a corporate match and profit sharing contributions. Ms. Yu may also be eligible to receive stock options and restricted stock from Legg Mason, Inc., the parent company of the adviser, based upon an assessment of her contribution to the success of the company.

Please retain this supplement for future reference.

LMFX015528

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